Exhibit 99.2 Investor Presentation February 2024

Disclaimers Basis of Presentation This Presentation (this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential investment in Banzai International, Inc. (“Banzai” or the “Company”) and for no other purpose . By accepting, reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below . No Offer or Solicitation This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities of the Company in any jurisdiction, nor shall there be any sale, issuance or transfer of any securities of the Company in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction . This Presentation does not constitute either advice or a recommendation regarding any securities . No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom . Customer Data Unless otherwise noted, all customer data included herein represents only Banzai Demio customers, excluding Banzai customers that are not Demio customers, for the period from [January 1, 2019, through October 5], 2023 . Banzai management believes this subset of customers is most representative of the Company's business going forward . Industry and Market Data No representations or warranties, express, implied or statutory are given in, or in respect of, this Presentation, and no person may rely on the information contained in this Presentation . To the fullest extent permitted by law, in no circumstances will Banzai, or any of its respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it or on opinions communicated in relation thereto or otherwise arising in connection therewith . This Presentation discusses trends and markets that Banzai’s leadership team believes will impact the development and success of Banzai based on its current understanding of the marketplace . Industry and market data used in this Presentation have been obtained from third - party industry publications and sources as well as from research reports prepared for other purposes . Banzai has not independently verified the data obtained from these sources and cannot assure you of the reasonableness of any assumptions used by these sources or the data’s accuracy or completeness . Any data on past performance or modeling contained herein is not an indication as to future performance . This data is subject to change . Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with Banzai or its respective representatives as investment, legal or tax advice . The Recipient should seek independent third party legal, regulatory, accounting and/or tax advice regarding this Presentation . In addition, this Presentation does not purport to be all- inclusive or to contain all of the information that may be required to make a full analysis of Banzai. Recipients of this Presentation should each make their own evaluation of Banzai and of the relevance and adequacy of the information and should make such other investigations as they deem necessary .. Banzai assumes no obligation to update the information in this Presentation . Forward Looking Statements Certain statements included in this Presentation are forward - looking statements within the meaning of “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward - looking statements may be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward - looking . These forward - looking statements include, but are not limited to : (1) statements regarding estimates and forecasts of other financial and performance metrics and projections of market conditions and opportunity ; (2) changes in the market for Banzai’s services and technology, and Banzai’s expectations regarding expansion and opportunities ; (3) Banzai’s unit economics ; (4) developments of Banzai; (5) current and future potential commercial and customer relationships ; (6) ability to operate efficiently at scale; and (7) anticipated investments in additional capital resources and research and development and the effect of these investments ; and (8) Banzai’s acquisition strategy, including Banzai’s expectations regarding market conditions and available opportunities, Banzai’s ability to execute on such strategy and the expected benefits of such strategy . These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Banzai’s management and are not predictions of actual performance . These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability . Actual events and circumstances are difficult or impossible to predict and will differ from assumptions . Many actual events and circumstances are beyond the control of Banzai. 2

Disclaimers (Continued) Forward Looking Statements (cont’d) These forward - looking statements are subject to a number of risks and uncertainties, including : changes in domestic and foreign business, market, financial, political and legal conditions ; risks relating to the uncertainty of the projected financial information with respect to Banzai; Banzai’s ability to successfully and timely develop, sell and expand its technology and products, and otherwise implement its growth strategy ; risks relating to Banzai’s operations and business, including information technology and cybersecurity risks, loss of key customers and deterioration in relationships between Banzai and its employees ; risks related to increased competition ; risks relating to potential disruption of current plans, operations and infrastructure of Banzai; risks that Banzai is unable to secure or protect its intellectual property ; risks that the Banzai experiences difficulties managing its growth and expanding operations ; the ability to compete with existing or new companies that could cause downward pressure on prices, fewer customer orders, reduced margins, the inability to take advantage of new business opportunities, and the loss of market share ; the impact of geopolitical, macroeconomic and market conditions ; and the ability to successfully select, execute or integrate future acquisitions into the business, which could result in material adverse effects to the Company’s operations and financial conditions ; and those factors discussed in the Company’s prospectus filed on November 13, 2023 , the registration statement on Form S- 4 (together with all amendments thereto) filed on August 31, 2023 , and the definitive proxy statement / prospectus contained therein, and the registration statement on Form S- 1, initially filed on December 29, 2023 , in each case, under the heading “Risk Factors,” and in those other documents that the Company has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements . The risks and uncertainties above are not exhaustive, and there may be additional risks that Banzai presently does not know or that Banzai currently believes are immaterial that could also cause actual results to differ from those contained in the forward - looking statements . In addition, forward - looking statements reflect Banzai’s expectations, plans or forecasts of future events and views as of the date of this Presentation . Banzai anticipates that subsequent events and developments will cause Banzai’s assessments to change . However, while Banzai may elect to update these forward - looking statements at some point in the future, Banzai specifically disclaims any obligation to do so. These forward - looking statements should not be relied upon as representing Banzai’s assessments as of any date subsequent to the date of this Presentation . Accordingly, undue reliance should not be placed upon the forward - looking statements . Trademarks Banzai own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses . This Presentation also contains trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners . The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Banzai, an endorsement or sponsorship by or of Banzai, or a guarantee that Banzai will work or will continue to work with such third parties . Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this Presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that Banzai or the any third - party will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights . Non - GAAP Financial Measures Some of the financial information and data contained in this Presentation, such as Adjusted EBITDA (“Adjusted EBITDA”), Adjusted EBITDA margin and free cash flow, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). Adjusted EBITDA is defined as net income (loss) before interest expense, income tax expense (benefit), depreciation and amortization, as adjusted to exclude non- cash items or certain transactions that management does not believe are indicative of ongoing Company operating performance, which include bad debt and distributions to shareholders . These non - GAAP financial measures, and other measures that are calculated using such non - GAAP measures, are an addition to, and not a substitute for or superior to the most directly comparable financial measures prepared in accordance with GAAP. Banzai believes these non- GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Banzai’s financial condition and results of operations . Banzai’s management uses these non - GAAP measures for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes . Banzai believes that the use of these non - GAAP financial measures provide an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Banzai’s financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors . However, there are a number of limitations related to the use of these non - GAAP measures and their nearest GAAP equivalent . For example, other companies may calculate these non- GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Banzai’s non - GAAP measures may not be directly comparable to a similarly titled measures of other companies . See the Appendix for reconciliations of these non- GAAP financial measures to the most directly comparable GAAP measures . 3

EXECUTIVE SUMMARY

Investment Summary Highlights

banzai

The Moment for MarTech Consolidation

The divergence between M&A volume and the growing number of marketing technology ("MarTech") companies presents an exciting consolidation opportunity.

Attractive Retention

Banzai's integrated platform capitalizes on economies of scale and complementary customer bases to maximize cross-selling opportunities.

$28B+ Total Addressable Market

$28B+ total addressable market across the MarTech value chain driven by tailwinds of digital channels.

Award-Winning Products

Customers praise Banzai's award-winning products for their user-friendly interfaces and powerful features.

Disciplined Acquisition Playbook

Banzai has established a clear acquisition strategy with well-defined evaluation and success criteria.

19 M&A Transactions Supported by Team

The Management team has supported 19 M&A transactions in the past decade as buyer, seller, or operator.

4

Customer Problem 5

CUSTOMER PROBLEM The Four Hats of the CMO Engage Measure Integrate Attract 6

CUSTOMER PROBLEM Explosion in MarTech Vendors 7,258% Growth in Ove r 12 Ye a rs Mart e ch for 20 24 , Ch iefmart ec 7

Marketers struggle with an explosion of SaaS vendors. Enterprises use an average of 120+ marketing tools for their daily operations , leading to disjointed customer 1 experiences and messy data . (1) Netskope Cloud Report, August 2019 8

CUSTOMER PROBLEM Unified Customer Data is a Top Challenge for Marketers Customer data specifically remains a huge 70% challenge for marketers — in the 2022 Marketing Data and Analytics Survey, 70% of marketing analytics consumers agreed that access to unified customer data is a major barrier to the 65% success of marketing analytics, up from 65% in 3 the 2020 survey. 2020 2022 ® ™ (1) Gart ne r , Cool Ve nd ors in Marke t ing Dat a and Analyt ics , Oct ob e r 20 22. GARTNER is a re g is t e re d t rad e mark and s e rvice mark of Gart ne r, Inc. and / or it s a ffilia t e s in t h e U.S. a n d int e rnat ionally, and COOL VENDORS is a re g is t e re d t rad e mark of Gart ne r, Inc. and / or it s affiliat e s and are us e d h e re in wit h p e rmis s io n . All rig h t s re s e rve d . 9

CUSTOMER PROBLEM

Ease of Integration is the Top Criteria for Marketers

banzai

Marketers are Requiring Solutions that Integrate Seamlessly

50%

of marketers consider data centralization capabilities as the most important factor when choosing a new marketing technology solution. [2]

(1) Gartner®, Cool Vendors™ in Marketing Data and Analytics, October 2022. GARTNER is a registered trademark and service mark of Gartner, Inc. and/or its affiliates in the U.S. and internationally, and COOL VENDORS is a registered trademark of Gartner, Inc. and/or its affiliates and are used herein with permission. All rights reserved.

10

CUSTOMER SOLUTION

Banzai Provides Seamless Integration Through Consolidation

banzai

Banzai is building a family of mission critical marketing solutions that seamlessly integrate out of the box.



11

Market Opportunity 12

MARKET OPPORTUNITY

MarTech is an Attractive Vertical

banzai

Over the past five years, MarTech has proven to be an attractive investment, yielding robust returns and consistently outperforming the market.


MarTech Stock Performance[1] (%)
S&P 500 Performance[1] (%)
344.0%
59.9%
Jan-18
Sep-23

Note: MarTech Stock Performance is indexed on average performance of ADBE, CRM, HUBS, TTD, ORCL, WIX, CRTO, and MGNI; S&P 500 Performance is indexed on SP50 performance
(1) FactSet, September 2023

13

MARKET OPPORTUNITY Lower VC Funding Pressuring MarTech SaaS 2 MarTech and Enterprise SaaS VC Deal Activity Tech Companies Continue to Downsize 1 1 De a l Va lue ($ M) De a l Count Numb e r of Te c h Comp a nie s wit h La yoffs 639 274 230 $19,078 182 133 126 113 99 99 96 96 $7,639 93 2018 2023E* Nov-22 Aug-23 *YTD annualized figure based on Q1 2023 deal value (1) PitchBook Launch Report: Enterprise SaaS, May 2023 (2) Layoffs.fyi , September 2023vv 14

MARKET OPPORTUNITY

A Unique Market Discrepancy

banzai

The divergence between M&A volume and the growth in the number of MarTech companies presents a growing opportunity for consolidation.


M&A Deal Count[1]
Number of MarTech Companies[2]
42,436
11,038
20,599
947
31% CAGR of MarTech Companies
M&A Down 50%+ in 2023
2014
Jun-23

(1) PitchBook Q2 2023 Global M&A Report, July 2023
(2) ChiefMarTec Marketing Technology Landscape, 2023

15

Many MarTech companies are looking to 1 sell, but buyers are at a 10- year low . (1) PitchBook “Q2 2023 Global M&A Report” as of 7/26/2023 16

MARKET OPPORTUNITY

Buyer Universe for Rolling Up MarTech Industry

banzai

Strategic buyers are focused on whales, presenting an opportunity for small-cap/private consolidation.

	Private Equity	Strategic
Small Scale Acquisition Focus	K1, STG, PSG	banzai
Large Scale Acquisition Focus	KKR, Blackstone, AKKR, BainCapital, H&F, VISTA, GENERAL ATLANTIC, APOLLO, THOMABRAVO, Brookfield, INSIGHT PARTNERS, PERMIRA, FP FRANCISCO PARTNERS, TPG	Microsoft, accenture, IBM, salesforce, Adobe, Unity, dun&bradstreet, INTUIT, HubSpot, shopify, Google, amazon, ORACLE, Meta, IFS

17

MARKET OPPORTUNITY The Prize for Winning is Big Banzai’s Serviceable Available Market United States B2B MarTech Spend 2023E Banzai $28.1B TAM $39.4B $20.2B 2023E Banzai $5.4B SAM 2020 2026E Ban zai’s Se rvice ab le Availab le Marke t (SAM) is e xp e c t e d t o g row t o Banzai’s Tot al Availab le Marke t (TAM) is e xp e ct e d t o g row t o $ 8.4 B b y 20 26E, a t a CAGR o f 16.0 7% (20 20 - 20 26E) $ 39.4 B b y 20 26 E, a t a CAGR o f 11.8% (20 20 - 20 26E) So urc e : Wint e rb e rry Group St ra t e g ic Due Dilig e nc e Re p o rt fo r Ba n za i, Ap ril 20 23 18

Company Overview 19

Banzai is consolidating mission - critical, sub - scale MarTech products. Our secret sauce is customer expansion through cross - sales . 20

COMPANY OVERVIEW Acquisition Strategy: Evaluation Playbook Evaluation Playbook Success Playbook Financial Performance Banzai's Evaluation Playbook is ARR / EBITDA Regulation S - X YOY Growth focused on growth and Strategic Fit profitability profile, and Product/Platform Market Opportunities Cross - Sell Enhancement strategic cross - sale potential . Customer Metrics Growth NRR Churn Synergy Product/System Cost Efficiencies Integration 21

COMPANY OVERVIEW Acquisition Strategy: Success Playbook Evaluation Playbook Success Playbook Rule of 40 Banzai's Success Playbook Revenue Growth % EBITDA Margin % focuses on customer retention, NPV & IRR expansion, efficiency, and Actual Performance vs. Forecast Assumes appropriate hurdle rate growth. Customer Expansion Unit Economics Cross - Sell Reduced Churn KPIs Relative to Plan LTV/CAC CSAT/NPS Impact on Combined Entity 22

COMPANY OVERVIEW Our Secret - Sauce is Customer Expansion Banzai's secret sauce is our Customer Expansion flywheel. As we grow our organic customer base, and as we add Customer more solutions to our family of Expansion products, our ability to drive cross - sales increases, compounding over time. 23

COMPANY OVERVIEW

Customer Experience Strategy

banzai

Data - Driven Customer Expansion Strategy

We use data-driven targeting to determine optimal customer segments for expansion and cross-sales, and build relevant CX strategies for each.

- Market Segment
- Industry
- Engagement Scores
- Key Accounts
- CSQLs

24

COMPANY OVERVIEW

Customer Retention and Expansion is Banzai's Top Priority

banzai

#1 COMPANY OBJECTIVE

Net Revenue Retention is Our Top Priority

Our Customer Experience org is set up to ultimately support NRR.

All of our KPIs support this primary company goal by positively impacting expansion, reactivations, downgrades, and churn.


24/7 Support
Support CSAT
Onboarding Retention
Response Time
Onboarding CSAT
Customer Support
Education Webinars
Onboarding
Engagement Scores
NRR
Premium Onboarding
Premium Renewals
Customer Success
Premium Expansion
Customer Marketing
Key Account Renewals
Self Serve Expansion
Referrals
Key Account Expansion
CSQL Upgrades
Reactivations
Cancellation Saves

25

COMPANY OVERVIEW Banzai Develops Mission - Critical MarTech Solutions 26

COMPANY OVERVIEW Demio 27

COMPANY OVERVIEW Boost 28

COMPANY OVERVIEW Reach 29

COMPANY OVERVIEW Banzai Delivers Award Winning Products Source: G2 Awards, CloudRatings , Hubspot 30

COMPANY OVERVIEW

Our Customers Love Us

banzai

Customer	Metric	Description
ActiveCampaign	1,900+	Hosted Sessions (YTD 2022)
Adobe	800+	Increased Registrations
Microsoft	3,100	Increased Registrations
Floify	1,000+	Hosted Sessions (2020—2023)
THINKIFIC	250 +	Hosted Sessions (2020—2023)
DataRobot	2,200+	Increased Registrations
Square	155+	Hosted Sessions (2020—2022)
servicenow	1,300+	Increased Registrations
teamgantt	15%	Increased Attendance Rate
qvalia	< 30	Minutes to Setup on Demio
nintex	40%	Increase in Prospect Attendance
ThermoFisher SCIENTIFIC	300+	Hosted Sessions (2020—2023)
Nutshell	5x	Increase in Conversion Rate
tinuiti	3x	Webinar Conversions
Fireflies	890 +	Hosted Sessions (2021—2023)

31

Management Overview 32

MANAGEMENT OVERVIEW

Leadership With Demonstrated Acquisition Track Record

banzai

Cohesive management team with long working history at Avalara, Verivox, and other leading companies that has supported 19 M&A transactions over the past decade.



Joe Davy
CEO

GM, Avalara
Founded Banzai in 2016

Avalara



Mark Musburger
CFO

Director, Avalara

Avalara



Simon Baumer
CTO

VP Engineering, Verivox

Verivox



Ashley Levesque
VP of Marketing

SOFT ROBOTICS



Rachel Stanley
VP of Customer Experience

amazon

33

MANAGEMENT OVERVIEW Executive Team M&A Track Record 2022 2022 2021 2020 2020 2018 Undisclosed Broker Business Unit 2018 2017 2017 2017 2015 2015 Digital Brokerage Business 2015 2014 2014 2013 2010 2007 Tax Technology eFileSolutions Services Note: List does not include all M&A transactions executed by the management team 34

SUMMARY

Marketing Technology Opportunity

banzai

11,000+ MarTech SaaS companies present a major opportunity for consolidation.[1]

Banzai is building and acquiring mission-critical Marketing Technology solutions across three functions, to create a family of seamlessly integrated solutions for our customers.

Attract

Engage

Measure

Integrate

Marketing Technology is a Huge & Fast Growing Opportunity

- $28B TAM, growing by 11.8% CAGR from 2020 to 2026[2]
  M&A down 50%+ in 2023, creating many attractive opportunities[3]
- Banzai currently serves 3,000+ customers, presenting a great opportunity for customer organic & inorganic expansion
- Experienced team who has successfully executed on SaaS strategy
- Recurring revenue model, high profit margins, and significant operating leverage combined with rapid growth

(1) ChiefMarTec Marketing Technology Landscape, 2023
(2) Winterberry Group Strategic Due Diligence Report for Banzai, April 2023
(3) From 2021 through June 30, 2023; PitchBook Q2 2023 Global M&A Report, July 2023

35

APPENDIX Risk Factors Summary Actual events, circumstances, or results are difficult or impossible to predict and may differ materially from those contemplated in any forward - looking statements made in this Presentation and are due to a variety of risks and uncertainties, each of which could materially and adversely impact Banzai’s operations, financial results and business as a whole, including, but not limited to, that Banzai: is dependent upon customer renewals, the addition of new customers, increased revenue from existing customers and the continued growth of the market for its platform ; may fail to or respond effectively to rapidly changing technology, evolving industry standards and changing customer needs or requirements, and its platform may become less competitive as a result ; may not successfully execute on its strategy and continue to develop and effectively market solutions that anticipate and respond to the needs of its customers ; may fail to properly manage its technical operations infrastructure, experience service outages, undergo delays in the deployment of its applications, or its applications may fail to perform properly ; has completed acquisitions and may acquire or invest in other companies or technologies in the future, which could divert management’s attention, result in additional dilution to its stockholders, increase expenses, disrupt operations or harm operating results ; may not realize some or all of the expected benefits of its acquisition strategy ; may not effectively integrate the businesses or technologies it acquires, if any; may fail to further enhance its brand and maintain its existing brand awareness or expand its customer base; may fail to effectively develop and expand its marketing, sales, customer service, operations, and capabilities or achieve broader market acceptance of its platform ; to manage its growth effectively, execute its business plan, maintain high levels of service or address competitive challenges adequately ; and may face significant competition . Other risks and uncertainties include changes in domestic and foreign business, market, financial, political and legal conditions ; risks relating to the uncertainty of the projected financial information and assumptions regarding available and serviceable markets ; Banzai’s ability to successfully and timely develop, sell and expand its technology and products, and otherwise implement its growth strategy ; risks relating to Banzai’s operations and business, including information technology and cybersecurity risks, loss of customers and deterioration in relationships between Banzai and its employees ; risks related to increased competition ; risks relating to potential disruption of current plans, operations and infrastructure of Banzai; risks that Banzai experiences difficulties managing its growth and expanding operations ; the impact of geopolitical, macroeconomic and market conditions ; the ability to successfully select, execute or integrate future acquisitions into the business ; and those factors discussed in the Company’s prospectus filed on November 13, 2023 , the registration statement on Form S- 4 (together with all amendments thereto) initially filed on August 31, 2023 , and the definitive proxy statement / prospectus contained therein, and the registration statement on Form S- 1initially filed on December 29, 2023 in each case, under the heading “Risk Factors,” and in those documents that the Company has filed, or will file, with the SEC. If any of these risks materialize or its assumptions prove incorrect, actual results could differ materially from the results implied by statements made in this Presentation . There may be additional risks that Banzai does not presently know or that Banzai currently believes are immaterial that could also cause actual results to differ from those contained in forward - looking statements . Accordingly, you should not place undue reliance on its forward - looking statements . 36